PLAN OF ARRANGEMENT
                       UNDER SECTION 192
            OF THE CANADA BUSINESS CORPORATIONS ACT


                           ARTICLE 1

                         INTERPRETATION

1.1  Definitions

           In this Plan of Arrangement unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

      (a) "Affiliate" of any person means any other person directly or indirectly controlling, controlled by, or under common control with, that person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any person, means the possession by another person, directly or indirectly, of the power to direct or cause the direction of the management and policies of that first mentioned person, whether through the ownership of voting securities, by contract or otherwise;

      (b) "Arrangement" means the arrangement under section 192 of the CBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments thereto made in accordance with section 6.1 or made at the direction of the Court in the Final Order;

      (c) "Automatic Redemption Date" means November , 2000, unless such date shall be accelerated at any time to a specified earlier date by the Board of Directors upon at least 75 days prior written notice to the registered holders of Exchangeable Shares, in which case the Automatic Redemption Date shall be such earlier date; provided, however, that the Board of Directors may so accelerate the Automatic Redemption Date only at such time as there are outstanding fewer than 400,000 Exchangeable Shares held by holders other than Orbital and its Affiliates;

     (d) "Average Closing Price" means the average closing sales price of Orbital Common Shares for the 20 trading days ending on the date four trading days prior to the Effective Date, as reported on NASDAQ;

      (e) "Board of Directors" means the board of directors of the Corporation;

      (f) "Business Day" means any day other than a Saturday, a Sunday or a day when banks are not open for business in either or both of the Commonwealth of Virginia, and Vancouver, British
Columbia;

      (g) "Canadian Dollar Equivalent" means in respect of an amount expressed in a foreign currency (the "Foreign Currency Amount") at any date the product obtained by multiplying (a) the Foreign Currency Amount by (b) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose;

      (h) "Capital Reorganization" has the meaning ascribed thereto in section 5.7;

      (i) "CBCA" means the Canada Business Corporations Act, as amended from time to time;

      (j)  "Class B Preferred Shares" means the Class B Preferred
Shares   of   the  Corporation  having  the  rights,  privileges,
restrictions and conditions set out in Appendix A annexed hereto.

      (k) "Combination Agreement" means the agreement by and among Orbital, the Corporation and MDA, dated as of August 31, 1995, as the same may be amended and restated, providing for, among other things, the Arrangement;

      (l) "Corporation" means 3173623 Canada Inc., a corporation existing under the CBCA;

     (m)  "Court" means the Supreme Court of British Columbia;

      (n) "Current Market Price" means, in respect of an Orbital Common Share on any date, the Canadian Dollar Equivalent of the closing sale price of Orbital Common Shares on such day (or, if no trades of Orbital Common Shares occurred on such day, on the last trading day prior thereto on which such trades occurred) reported on NASDAQ, or, if the Orbital Common Shares are not then quoted on NASDAQ, on such other stock exchange or automated quotation system on which the Orbital Common Shares are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of Orbital Common Shares during such period does not create a market that reflects the fair market value of an Orbital Common Share, then the Current Market Price of an Orbital Common Share shall be determined by the Board of Directors based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding;

     (o) "Current Orbital Common Share Equivalent" means, on any date, the equivalent as at such date of one Orbital Common Share as at the Effective Date, expressed to four decimal places, determined by applying on a cumulative basis the following adjustments, to the extent applicable by reason of any transactions occurring in respect of Orbital Common Shares between the Effective Date and such date, the Current Orbital Common Share Equivalent as at the Effective Date being 1.0000:

                           (i)         if   Orbital   shall   (A)
               subdivide, redivide or change its then outstanding Orbital Common Shares into a greater number of
               Orbital Common Shares, unless the Corporation is permitted under applicable law without a vote of its shareholders to make, and shall simultaneously make, the same or an economically equivalent change to the rights of the holders of Exchangeable Shares, (B) reduce, combine, consolidate or change its then outstanding Orbital Common Shares into a lesser number of Orbital Common Shares, unless the Corporation is permitted under applicable law without a vote of its shareholders to make, and shall simultaneously make, the same or an economically equivalent change to the rights of the holders of Exchangeable Shares, or (C) issue Orbital Common Shares (or securities exchangeable or convertible into Orbital Common Shares) to the holders of all or substantially all of its then outstanding Orbital Common Shares by way of stock dividend or other distribution (other than to holders of Orbital Common Shares who exercise an option to receive stock dividends in lieu of receiving cash dividends), unless the Corporation is permitted under applicable law without a vote of its shareholders to issue or distribute, and shall simultaneously issue and distribute, equivalent numbers of Orbital Common Shares or other securities (adjusted if necessary in accordance with the Current Orbital Common Share Equivalent), or the economic equivalent on a per share basis, to the holders of the Exchangeable Shares (any of such events being herein called an "Orbital Common Share Reorganization"), the Current Orbital Common Share Equivalent shall be adjusted effective immediately after the record date at which the holders of Orbital Common Shares are determined for the purpose of the Orbital Common Share Reorganization by multiplying the Current Orbital Common Share Equivalent in effect on such record date by the quotient obtained when:

                                    (I)   the  number of  Orbital
                    Common Shares outstanding after the completion of such Orbital Common Share Reorganization (but before giving effect to the issue of any Orbital Common Shares issued after such record date otherwise than as part of such Orbital Common Share Reorganization) including, in the case where securities exchangeable or convertible into Orbital Common Shares are distributed, the number of Orbital Common Shares that would have been outstanding had such securities been exchanged for or converted into Orbital Common Shares on such record date, is divided by

                                    (II)  the  number of  Orbital
                    Common Shares outstanding on such record date before giving effect to the Orbital Common
                    Share Reorganization;

                     (ii)            if at any time Orbital shall
               fix  a  record  date for the issuance  of  rights,
               options or warrants to the holders of all or substantially all of the Orbital Common Shares entitling them to subscribe for or to purchase Orbital Common Shares (or securities of Orbital convertible into Orbital Common Shares) at a price per Orbital Common Share (or having a conversion price per Orbital Common Share) of less than the Pre-Dilution Market Price on such record date, unless the Corporation is permitted under applicable law without a vote of its shareholders to issue, and shall simultaneously issue, equivalent numbers of such rights, options or warrants, adjusted if necessary in accordance with the Current Orbital Common Share Equivalent at such record date, or the economic equivalent thereof on a per share basis, to the holders of Exchangeable Shares (any such event being herein referred to as a "Rights Offering"), then the Current Orbital Common Share Equivalent then in effect shall be adjusted immediately after such record date by multiplying the Current Orbital Common Share Equivalent in effect on such record date by the quotient obtained when:

                                          (A)   the  sum  of  the
                    number of Orbital Common Shares outstanding on such record date and the number of additional Orbital Common Shares offered for subscription or purchase under the Rights Offering (or the number of Orbital Common Shares into which the securities so offered are convertible)

             is divided by

                                          (B)   the  sum  of  the
                    number of Orbital Common Shares outstanding on such record date and the number determined by dividing the aggregate price of the total number of additional Orbital Common Shares offered for subscription or purchase under the Rights Offering (or the aggregate conversion price of the convertible securities so offered) by the Pre-Dilution Market Price on such record date.

          Any Orbital Common Share owned by or held for the account of Orbital shall be deemed not to be outstanding for the purpose of any such computation. If such rights, options or warrants are not so issued or if, at the date of expiry of the rights, options or warrants subject to the Rights Offering, less than all the rights, options or warrants have been exercised, then the Current Orbital Common Share Equivalent shall be readjusted effective immediately after the date of expiry to the Current Orbital Common Share Equivalent which would have been in effect if such record date had not been fixed or to the Current Orbital Common Share Equivalent which would then be in effect on the date of expiry if the only rights, options or warrants issued had been those that were exercised, as the case may be;

                          (iii)     if Orbital shall fix a record
               date for the making of a distribution (including a distribution by way of stock dividend) to the holders of all or substantially all its outstanding Orbital Common Shares of

                                        (A)  shares of Orbital of
                    any  class  other than Orbital Common  Shares
                    (or  shares  convertible into Orbital  Common
                    Shares referred to in (i) (C) above),

                                         (B)  rights, options  or
                    warrants (excluding a Rights Offering),

                                         (C)   evidences  of  its
                    indebtedness      (excluding     indebtedness
                    convertible   into  Orbital   Common   Shares
                    referred to in (i) (C) above) or

                                         (D)   any  other  assets
                    (other than any of the distributions referred to in (A), (B) or (C), dividends paid in the ordinary course or an Orbital Common Share Reorganization)

                                                  unless      the
                    Corporation is permitted under applicable law without a vote of its shareholders to distribute, and shall simultaneously distribute, the same number of shares, rights, options or warrants, evidences of indebtedness or other assets, as the case may be, adjusted if necessary in accordance with the Current Orbital Common Share Equivalent as at such record date, or the economic equivalent thereof on a per share basis, to the holders of Exchangeable Shares (any such event being herein referred to as a "Special Distribution") then, in each such case, the Current Orbital Common Share Equivalent shall be adjusted effective immediately after the record date at which the holders of Orbital Common Shares are determined for the purposes of the Special Distribution by multiplying the Current Orbital Common Share Equivalent in effect on such record date by the quotient obtained when:

                                               (I)   the  product
                         obtained  when  the  number  of  Orbital
                         Common Shares outstanding on the record date is multiplied by the Pre-Dilution Market Price on such date,

               is divided by

                                    (II)  the difference obtained
                    when the amount by which the aggregate fair market value (as determined by the Board of Directors, which determination shall be conclusive) of the shares, rights, options, warrants, evidences of indebtedness or assets, as the case may be, distributed in the Special Distribution exceeds the fair market value (as determined by the Board of Directors, which determination shall be conclusive) of the consideration, if any, received therefor by Orbital, is subtracted from the product obtained when the number of Orbital Common Shares outstanding on the record date is multiplied by the Pre-Dilution Market Price on such date, provided  that  no  such
               adjustment shall be made if the result of such adjustment would be to decrease the Current Orbital Common Share Equivalent in effect immediately before such record date. Any Orbital Common Share owned by or held for the account of Orbital shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that such distribution is not so made, the Current Orbital Common Share Equivalent shall be readjusted effective immediately to the Current Orbital Common Share Equivalent which would then be in effect based upon such shares or rights, options or warrants or evidences of indebtedness or assets actually distributed;

      (p) "Depositary" means Montreal Trust Company at its principal offices in Vancouver, British Columbia and Toronto, Ontario;

       (q)   "Effective  Date"  means  the  date  shown  on   the
certificate of arrangement issued by the Director under the CBCA giving effect to the Arrangement;

      (r)   "Effective  Time" means 12:01 a.m. on  the  Effective
Date;

      (s) "Exchange Ratio" is equal to U.S. $5.41 divided by the Average Closing Price, provided that in no event shall it be less than 0.2705 or greater than 0.3607;

      (t)   "Exchangeable  Share Provisions"  means  the  rights,
privileges,   restrictions  and  conditions  attaching   to   the
Exchangeable Shares, which are set forth in Appendix A hereto;

     (u)  "Exchangeable Shares" means the Exchangeable Non-Voting
Shares   of   the  Corporation  having  the  rights,  privileges,
restrictions  and conditions set forth in the Exchangeable  Share
Provisions;

      (v) "Final Order" means the final order of the Court approving the Arrangement as such order may be amended by the Court at any time prior to the Effective Time;

      (w) "Lien" means any lien, pledge, adverse claim, security interest, mortgage, claim, charge or encumbrance;

      (x) "Liquidation Call Purchase Price" has the meaning ascribed thereto in subsection 5.2(a);

      (y) "Liquidation Call Right" has the meaning ascribed thereto in subsection 5.2(a);

      (z)  "Liquidation Date" has the meaning ascribed thereto in section 4.1 of the Exchangeable Share Provisions;

     (aa) "MDA" means MacDonald, Dettwiler and Associates Ltd., a corporation existing under the CBCA;

      (bb) "MDA Common Shares" means the common shares in the capital of MDA, including all rights associated therewith, including without limitation all rights associated with such common shares pursuant to the Shareholder Protection Rights Plan Agreement dated as of August 27, 1992 between MDA and Montreal Trust Company of Canada, as Rights Agent, as amended from time to time;

      (cc) "MDA 1988 Options" has the meaning ascribed thereto in subsection 2.1(l);

     (dd) "Meeting" means the Special Meeting of the shareholders of MDA (voting together as one class) and the holders of MDA 1988
Options (voting separately from the shareholders of MDA as a second class) to be held to consider the Arrangement;

     (ee) "NASDAQ" means the NASDAQ National Market System;

      (ff) "Options" means options, whether vested or unvested, granted by MDA prior to the Effective Date to purchase MDA Common Shares pursuant to the 1988 Key Employee Share Option Plan ("KESOP 88"), the 1988 Employee Share Option Plan ("ESOP 88"), the Key Employee Share Option Plan and the Amended and Restated Key Employee Share Option Plan;

       (gg) "Orbital" means Orbital Sciences Corporation, a corporation existing under the laws of the State of Delaware;

      (hh) "Orbital Call Notice" has the meaning ascribed thereto in subsection 5.1(b);

      (ii) "Orbital Common Share Reorganization" has the meaning ascribed thereto in subsection 1.1(o);

      (jj) "Orbital Common Shares" means the common stock, par value $.01 per share, of Orbital;

      (kk) "Pre-Dilution Market Price" means, in respect of an Orbital Common Share on any date, the Canadian Dollar Equivalent of the average of the closing sale prices as reported on NASDAQ of such shares during a period of 20 consecutive trading days ending on the fourth trading day prior to such date, or, if the Orbital Common Shares are not then quoted on NASDAQ, on such other stock exchange or automated quotation system on which the Orbital Common Shares are listed or quoted as may be selected by the Board of Directors for such purpose; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of Orbital Common Shares during such period does not create a market that reflects the fair market value of an Orbital Common Share, then the Pre-Dilution
Market Price of an Orbital Common Share shall be determined by the Board of Directors based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding;

     (ll) "Qualifying Holdco" means a corporation that shall have become a party to this Plan of Arrangement prior to the date of the Meeting pursuant to subsection 6.1(b) hereof and that is listed in Appendix B;

      (mm) "Redemption Call Purchase Price" has the meaning ascribed thereto in subsection 5.3(a);

      (nn) "Redemption Call Right" has the meaning ascribed thereto in subsection 5.3(a);

      (oo) "Retracted Shares" has the meaning ascribed thereto in section 5.1 of the Exchangeable Share Provisions;

      (pp) "Retraction Call Purchase Price" has the meaning ascribed thereto in subsection 5.1(a);

      (qq) "Retraction Call Right" has the meaning ascribed thereto in subsection 5.1(a);

      (rr) "Retraction Date" has the meaning ascribed thereto  in section 5.2 of the Exchangeable Share Provisions;

      (ss) "Retraction Request" has the meaning ascribed thereto in section 5.1 of the Exchangeable Share Provisions;

      (tt) "Revised Exercise Price" of an Option means the exercise price of such Option in effect immediately prior to the Effective Time divided by the Exchange Ratio;

     (uu) "Transfer Agent" means Montreal Trust Company of Canada or such other person as may from time to time be the Registrar and Transfer Agent for the Exchangeable Shares; and

      (vv) "Voting and Exchange Trust Agreement" means the Voting and Exchange Trust Agreement between the Corporation, Orbital and
State  Street  Bank and Trust Company, made as of  the  Effective
Date.

1.2  Sections and Headings

           The division of this Plan of Arrangement into sections and the insertion of headings are for reference purposes only and shall not affect the interpretation of this Plan of Arrangement. Unless otherwise indicated, any reference in this Plan of Arrangement to a section or an Appendix refers to the specified section of or Appendix to this Plan of Arrangement.

1.3  Number, Gender and Persons

           In this Plan of Arrangement, unless the context otherwise requires, words importing the singular number include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, corporations, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind.

1.4       Withholding Tax

          All amounts required to be paid, deposited or delivered under this Plan of Arrangement shall be paid, deposited or delivered after deduction of any amount required by applicable law to be deducted or withheld on account of tax and the deduction of such amounts and remittance to the applicable tax authorities shall, to the extent thereof, satisfy such requirement to pay, deposit or deliver hereunder.


                           ARTICLE 2

                          ARRANGEMENT

2.1  Arrangement

           At the Effective Time on the Effective Date, the following shall occur and shall be deemed to occur in the following order without any further act or formality:

          (a) The authorized share capital of the Corporation shall be amended to authorize an unlimited number of Exchangeable Shares and 10,000 Class B Preferred Shares; as a result of such amendment the Corporation shall have three classes of authorized share capital, namely, an unlimited number of Common Shares, an unlimited number of Exchangeable Shares and 10,000 Class B Preferred Shares, the rights, privileges, restrictions and conditions attaching to each of which classes shall be as set out in Appendix A.

          (b)   The  Corporation  shall  issue  10,000  Class   B
          Preferred Shares to Canadian Imperial Bank of Commerce in partial consideration for services rendered to the Corporation in connection with the Arrangement.

          (c) The Corporation shall add to its stated capital account in respect of the Class B Preferred Shares an amount in respect of the Class B Preferred Shares issued pursuant to subsection 2.1(b) equal to $10,000.

          (d) Schedule A and paragraphs 1 and 2 of Schedule B to the Articles of the Corporation shall be deleted and the sentence "The annexed Schedule A is incorporated in this form." contained in paragraph 4 of the Articles of the Corporation shall be deleted and replaced with the words "not applicable".

          (e) All of the outstanding MDA Common Shares, except MDA Common Shares owned beneficially and of record by the Qualifying Holdcos and MDA Common Shares held by holders who have exercised their rights of dissent in accordance with section 3.1 hereof and who are ultimately entitled to be paid fair value for such shares (hereinafter, "Dissenters") shall be exchanged by the holders thereof for Exchangeable Shares, the number of which shall be the product of such number of MDA Common Shares being exchanged and the Exchange Ratio. Each former holder of MDA Common Shares (other than the Qualifying Holdcos and Dissenters) shall receive the whole number of Exchangeable Shares resulting from the exchange of such holder's MDA Common Shares for the consideration set out in the foregoing sentence. In lieu of fractional Exchangeable Shares, each holder of an MDA Common Share who otherwise would be entitled to receive a fraction of an Exchangeable Share on the exchange shall be paid an amount determined as set forth in section 4.3 hereto.

          (f) Upon the exchange referred to in subsection 2.1(e) above, each holder of exchanged MDA Common Shares shall cease to be such a holder, shall have his name removed from the register of holders of MDA Common Shares and shall become a holder of the number of fully paid Exchangeable Shares to which he is entitled as a result of such exchange and such holder's name shall be added to the register of holders of Exchangeable Shares accordingly.

          (g) All of the outstanding shares of each of the Qualifying Holdcos shall be exchanged by the holders thereof for Exchangeable Shares, the number of which shall be the product of the number of MDA Common Shares owned beneficially and of record by each respective Qualifying Holdco and the Exchange Ratio. Each former holder of shares of a Qualifying Holdco shall receive the whole number of Exchangeable Shares resulting from the exchange of all such holder's shares of a Qualifying Holdco for the consideration set out in the foregoing sentence. In lieu of fractional Exchangeable Shares, each holder of shares of a Qualifying Holdco who otherwise would be entitled to receive a fraction of an Exchangeable Share on the exchange shall be paid an amount determined as set forth in section 4.3 hereto.

          (h) Upon the exchange referred to in subsection 2.1(g) above, each holder of exchanged Qualifying Holdco shares shall cease to be such a holder, shall have his name removed from the register of holders of Qualifying Holdco shares and shall become a holder of the number of fully paid Exchangeable Shares to which he is entitled as a result of such exchange and such holder's name shall be added to the register of holders of Exchangeable Shares accordingly.

          (i) The Corporation shall add to its stated capital account in respect of Exchangeable Shares issued pursuant to subsections 2.1(e) and (g) an amount equal to the aggregate fair market value of the MDA Common Shares exchanged pursuant to subsection 2.1(e) and the shares of Qualifying Holdcos exchanged pursuant to subsection 2.1(g) and immediately thereafter such stated capital shall be reduced to an amount equal to the aggregate of (i) the cost, for purposes of the
          Income Tax Act (Canada), to the Corporation of the shares of the Qualifying Holdcos exchanged pursuant to subsection (g) and, (ii) the paid-up capital, for purposes of the Income Tax Act (Canada), of the MDA Common Shares exchanged pursuant to subsection (e), all as determined by the Board of Directors of the Corporation.

          (j) Each of the Qualifying Holdcos shall be dissolved into and its assets distributed to the Corporation and for the purposes of such dissolution each of the Qualifying Holdcos is authorized and directed to file articles of dissolution with the Director under the
          CBCA at such time as the board of directors of the Corporation shall determine. The Corporation, and each of the Qualifying Holdcos are authorized and directed to create and deliver all such documents and instruments as may be necessary or appropriate to implement the dissolution.

          (k) The name of each of the Qualifying Holdcos shall be removed from the register of holders of MDA Common Shares and the Corporation shall be registered as the holder of all of the issued and outstanding MDA Common Shares.

          (l) Except for Options granted pursuant to the KESOP 88 or the ESOP 88 ("MDA 1988 Options") to holders who have exercised their rights of dissent in accordance with section 3.1 hereof and who are ultimately entitled to be paid fair value for the MDA Common Shares subject to such MDA 1988 Options, each outstanding Option shall become an option to purchase a number of Orbital Common Shares equal to the product (rounded to the nearest whole number) of the Exchange Ratio times the number of MDA Common Shares subject to such Option and having an exercise price equal to the Revised Exercise Price and having the same vesting, expiration and other terms as in effect immediately prior to the Effective Time, subject to subsection (m).

          (m)   The KESOP 88 and the ESOP 88 shall be amended  by
          deleting  the words in subsection 9.1 of the  KESOP  88
          and the words in subsection 8.1 of the ESOP 88 and replacing each of them with the words following:

                "In  the  event  that  the  outstanding
          Shares  of the Company shall be changed  into
          or  exchanged  for a different number  or  of
          kind  of  securities of  the  Company  or  of
          another   corporation,  whether  through   an
          arrangement,  amalgamation or  other  similar
          statutory    procedure,    or     a     share
          capitalization,        sub-division        or
          consolidation,    then   there    shall    be
          substituted for each Share subject to any such Option, for each share authorized for issuance pursuant to the Plan but not yet covered by an Option and for the maximum number of Shares issuable under the Plan with respect to any year, the number and kind of securities into which each outstanding Share shall be so changed or for which each such Share shall be exchanged.

                In  the event that there shall  be  any
          change,  other  than  as  specified  in  this
          subsection,  in  the  number   or   kind   of
          outstanding Shares of the Company or of any securities into which such Shares shall have been changed or for which Shares shall have been exchanged, then an equitable adjustment shall be made in the number or kind of Shares or any such securities theretofore authorized for issuance pursuant to the Plan but not yet covered by an Option, of the Shares or any such securities then subject to an Option or Options, and the maximum of Shares or any such securities issuable under the Plan with respect to any year, such adjustment to be reasonably determined by the Directors and to be effective and binding for all purposes.

                In the case of any such substitution or
          adjustment   as   provided   for   in    this
          subsection, the Option price for  each  share
          option   agreement  for  each  Share  covered
          thereby   prior   to  such  substitution   or
          adjustment   will   be  proportionately   and
          appropriately  varied.  Such variation  shall
          generally   require  that   the   number   of
          securities  covered by the Option  after  the
          relevant  event  multiplied  by  the  revised
          Option price shall equal the number of shares
          covered  by the Option prior to the  relevant
          event   multiplied  by  the  original  Option
          price.    No   adjustment   or   substitution
          provided for in this subsection shall require
          the Company in any share option agreement  to
          issue   a  fractional  Share  and  the  total
          substitution or adjustment with respect to each share option agreement shall be limited accordingly."

          (n) The name of the Corporation shall be changed to "MacDonald Dettwiler Holdings Inc."


                           ARTICLE 3

                       RIGHTS OF DISSENT

3.1  Rights of Dissent

          Holders of MDA Common Shares or of MDA 1988 Options may exercise rights of dissent with respect to such MDA Common Shares or the MDA Common Shares subject to such MDA 1988 Options, as the case may be ("Dissenters' Shares"). In order to dissent with respect to MDA 1988 Options, such MDA 1988 Options shall be deemed to have been exercised for the purpose of exercising such dissent rights and the exercise price under each such MDA 1988 Option shall be deemed to be satisfied by set-off against the fair value paid for the Dissenters' Shares subject thereto, provided that if the holder of any such MDA 1988 Option is ultimately not entitled to be paid fair value for the Dissenters' Shares subject thereto, such MDA 1988 Option shall be deemed not to have been exercised and shall become an option to purchase Orbital Common Shares in accordance with subsection 2.1(l). All such rights of dissent shall be exercised pursuant to and in the manner set forth in section 190 of the CBCA and this section 3.1 (the "Dissent Procedures") in connection with the Arrangement and holders who duly exercise such rights of dissent and who:

          (a)   are ultimately entitled to be paid fair value for
          their  Dissenters'  Shares  shall  be  deemed  to  have
          transferred  such  Dissenters'  Shares   to   MDA   for
          cancellation on the Effective Date; or

          (b) are ultimately not entitled, for any reason, to be paid fair value for their Dissenters' Shares shall be deemed to have participated in the Arrangement on the same basis as any non-dissenting holder of MDA Common Shares or Options, as the case may be, and shall receive Exchangeable Shares on the basis determined in accordance with subsection 2.1(e) or options on the basis provided in subsection 2.1(l), as the case may be.

In no case shall MDA be required to recognize such holders as holders of MDA Common Shares or MDA 1988 Options, as the case may be, on and after the Effective Date, and the names of such holders of MDA Common Shares or MDA 1988 Options, as the case may be, shall be deleted from the register of holders of MDA Common Shares and all records of Options maintained by the Corporation, respectively, on the Effective Date.


                           ARTICLE 4

               CERTIFICATES AND FRACTIONAL SHARES

4.1  Issuance of Certificates Representing Exchangeable Shares

            At   or  promptly  after  the  Effective  Time,   the
Corporation shall deposit with the Depositary, for the benefit of the holders of MDA Common Shares exchanged pursuant to subsection 2.1(e) and the holders of shares of the Qualifying Holdcos exchanged pursuant to subsection 2.1(g), certificates representing the Exchangeable Shares issued pursuant to subsections 2.1(f) and (h). Upon surrender to the Depositary for cancellation of a certificate which immediately prior to the Effective Time represented outstanding MDA Common Shares exchanged pursuant to subsection 2.1(e) or outstanding shares of Qualifying Holdcos exchanged pursuant to subsection 2.1(g), as the case may be, together with such other documents and instruments as would have been required to effect the transfer of the shares formerly represented by such certificate under the CBCA and the articles and by-laws of MDA or of the relevant Qualifying Holdco, as the case may be, and such additional documents and instruments as the Depositary may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such holder, a certificate representing that number (rounded down to the nearest whole number) of Exchangeable Shares which such holder has the right to receive (together with any dividends or distributions with respect thereto pursuant to section  4.2  and  any  cash in lieu of  fractional  Exchangeable
Shares pursuant to section 4.3), and the certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of MDA Common Shares which is not registered in the transfer records of MDA, a certificate representing the proper number of Exchangeable Shares may be issued to a transferee if the certificate representing such MDA Common Shares is presented to the Depositary, accompanied by all documents required to evidence and effect such transfer. Until surrendered as contemplated by this section 4.1, each certificate which immediately prior to the Effective Time represented outstanding MDA Common Shares or outstanding shares of Qualifying Holdcos, as the case may be, that were purchased for consideration consisting of Exchangeable Shares shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender (i) the certificate representing Exchangeable Shares as contemplated by this section 4.1, (ii) a cash payment in lieu of any fractional Exchangeable Shares as
contemplated   by  section  4.3  and  (iii)  any   dividends   or
distributions with a record date after the Effective Time theretofore paid or payable with respect to Exchangeable Shares as contemplated by section 4.2.

4.2  Distributions with Respect to Unsurrendered Certificates

           No dividends or other distributions declared or made after the Effective Time with respect to Exchangeable Shares with a record date after the Effective Time shall be paid to the holder of any unsurrendered certificate which, immediately prior to the Effective Time, represented outstanding MDA Common Shares or shares of Qualifying Holdcos that were exchanged pursuant to section 2.1, and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to section 4.3, unless and until such certificate shall be surrendered in accordance with section 4.1. Subject to applicable law and to section 4.5, at the time of such surrender of any such certificate (or, in the case of clause (iii) below, at the appropriate payment date), there shall be paid to the record holder of the certificate representing whole Exchangeable Shares into which the shares represented by the surrendered certificate were exchanged, without interest, (i) the amount of any cash payable in lieu of a fractional Exchangeable Share to which such holder is entitled pursuant to section 4.3, (ii) the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole Exchangeable Shares, and (iii) the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole Exchangeable Shares.

4.3  No Fractional Shares

            No certificates or scrip representing fractional Exchangeable Shares shall be issued upon the surrender for exchange of certificates pursuant to section 4.1 and no dividend, stock split or other change in the capital structure of the Corporation shall relate to any such fractional security and such fractional interests shall not entitle the owner thereof to vote or to exercise any rights as a security holder of the Corporation. In lieu of any such fractional securities, each person entitled to a fractional interest in an Exchangeable Share will receive an amount of cash (rounded to the nearest whole cent), without interest, equal to the Canadian Dollar Equivalent as of the Effective Date of the product of (i) such fraction, multiplied by (ii) the Average Closing Price.

4.4  Lost Certificates

           If any certificate that immediately prior to the Effective Time represented outstanding MDA Common Shares that were exchanged pursuant to section 2.1 has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, certificates representing Exchangeable Shares (and any dividends or distributions with respect thereto and any cash pursuant to section 4.3) deliverable in respect thereof as determined in accordance with section 2.1. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the person to whom certificates representing Exchangeable Shares are to be issued shall, as a condition precedent to the issuance thereof, give a bond satisfactory to MDA or the Corporation, as the case may be, in such sum as MDA or the Corporation may direct or otherwise indemnify MDA or the Corporation in a manner satisfactory to the Corporation and MDA against any claim that may be made against MDA or the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

4.5  Extinguishment of Rights

          Any certificate that immediately prior to the Effective Time represented outstanding MDA Common Shares or outstanding shares of a Qualifying Holdco that were purchased pursuant to section 2.1 and not deposited, with all other instruments required by section 4.1, on or prior to the sixth anniversary of the Effective Date shall cease to represent a claim or interest of any kind or nature as a shareholder of MDA, the relevant Qualifying Holdco or the Corporation. On such date, the Exchangeable Shares to which the former registered holder of the certificate referred to in the preceding sentence was ultimately entitled shall be deemed to have been surrendered to the Corporation together with all entitlements to dividends, distributions and interests thereon held for such former registered holder for no consideration.


                           ARTICLE 5

    CERTAIN RIGHTS OF ORBITAL TO ACQUIRE EXCHANGEABLE SHARES

5.1  Orbital Retraction Call Right

       (a) Orbital shall have the overriding right (the "Retraction Call Right"), notwithstanding the proposed redemption of Retracted Shares by the Corporation on a Retraction Date, to purchase from the holder of the Retracted Shares on the Retraction Date the Retracted Shares upon payment by Orbital to the holder of an amount per share equal to (a) the Current Market Price multiplied by the Current Orbital Common Share Equivalent, in each case determined on the Retraction Date, which shall be satisfied in full in respect of the Retracted Shares by causing to be delivered to such holder such whole number of Orbital Common Shares as is equal to the product obtained by multiplying the number of Retracted Shares by the Current Orbital Common Share Equivalent (together with an amount in lieu of any fractional Orbital Common Share resulting from such calculation payable in accordance with section 5.5), plus (b) the aggregate of all dividends declared and unpaid on such Retracted Share (collectively the "Retraction Call Purchase Price"). In the event of the exercise of the Retraction Call Right by Orbital, the holder of the Retracted Shares shall be obligated to sell to Orbital, and Orbital shall be obligated to purchase, the Retracted Shares on the Retraction Date upon payment by Orbital to such holder of the Retraction Call Purchase Price for each Retracted Share.

     (b) In order to exercise the Retraction Call Right, Orbital must notify the Transfer Agent in writing of its determination to do so (the "Orbital Call Notice") prior to the expiry of the third Business Day after the receipt by the Transfer Agent of the Retraction Request. If Orbital does not so notify the Transfer Agent, the Transfer Agent will notify the holder as soon as possible thereafter that Orbital will not exercise the Retraction Call Right. If Orbital delivers the Orbital Call Notice before the end of such three Business Day period, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to Orbital in accordance with the Retraction Call Right. In such event, the Corporation shall not redeem the Retracted Shares and Orbital shall purchase from such holder and such holder shall sell to Orbital on the Retraction Date the Retracted Shares for the Retraction Call Purchase Price for each Retracted Share.

      (c) For the purposes of completing a purchase of the Retracted Shares pursuant to the Retraction Call Right, Orbital shall deposit with the Transfer Agent, on or before the Retraction Date, certificates representing the Orbital Common Shares to be delivered to the holder of the Retracted Shares in payment of the total Retraction Call Purchase Price for the Retracted Shares (or the portion thereof payable in Orbital Common Shares, as the case may be) and a cheque in the amount of the remaining portion, if any, of the total Retraction Call Purchase Price (or, if any part of the Retraction Call Purchase Price consists of dividends payable in property, such property or property that is the same as or economically equivalent to such property). Provided that such total Retraction Call Purchase Price has been so deposited with the Transfer Agent, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as of the close of business on the Retraction Date and, for greater certainty, no redemption by the Corporation of such Retracted Shares shall take place on the Retraction Date. Orbital shall cause the Transfer Agent to deliver to the holder of the
Retracted Shares, at the address of such holder recorded in the securities register of the Corporation for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick-up by the holder at the office of the Transfer Agent to which the Retraction Request was delivered, in payment of such total Retraction Call Purchase Price, certificates representing the Orbital Common Shares to be delivered in respect of such payment (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any Liens) registered in the name of the holder or in such other name as the holder may request in payment of such and, if applicable, a cheque of Orbital payable at par and in Canadian dollars at any branch of the bankers of Orbital or the Corporation in Canada (or, if any part of the Retraction Call
Purchase Price consists of dividends payable in property, such property or property that is the same as or economically equivalent to such property), and such delivery of such certificates and cheque (and property, if any) to the holder on behalf of Orbital by the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Call Purchase Price to the extent that the same is represented by such share certificates and cheque (and property, if any), unless such cheque is not paid on due presentation. On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the Retraction Call Purchase Price, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Call Purchase Price shall not be made, in which case the rights of such holder shall remain unaffected until the total Retraction Call Purchase Price has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the total Retraction Call Purchase Price has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so purchased by Orbital shall thereafter be considered and deemed for all purposes to be a holder of the Orbital Common Shares delivered to such holder.

5.2  Orbital Liquidation Call Right

       (a) Orbital shall have the overriding right (the "Liquidation Call Right"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of the
Corporation, to purchase from all but not less than all of the holders (other than Orbital and its Affiliates) of Exchangeable Shares on the Liquidation Date all but not less than all of the Exchangeable Shares held by each such holder on payment by Orbital of an amount per share equal to (a) the Current Market Price multiplied by the Current Orbital Common Share Equivalent, in each case determined on the Liquidation Date, which shall be satisfied in full in respect of all of the Exchangeable Shares held by such holder by Orbital causing to be delivered to such holder such whole number of Orbital Common Shares as is equal to the product obtained by multiplying the number of such Exchangeable Shares by the Current Orbital Common Share Equivalent (together with an amount in lieu of any fractional Orbital Common Share resulting from such calculation payable in accordance with section 5.5), plus (b) the aggregate of all dividends declared and unpaid on such Exchangeable Share up to the Liquidation Date (collectively the "Liquidation Call Purchase Price"). In the event of the exercise of the Liquidation Call Right by Orbital, each holder shall be obligated to sell all the Exchangeable Shares held by the holder to Orbital on the Liquidation Date on payment by Orbital to the holder of the Liquidation Call Purchase Price for each such share.

      (b) To exercise the Liquidation Call Right, Orbital must notify the Transfer Agent and the Corporation of Orbital's intention to exercise such right at least 30 days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding up of the Corporation and at least five Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding up of the Corporation. The Transfer Agent will notify the holders of Exchangeable Shares as to whether or not Orbital has exercised the Liquidation Call Right forthwith after the expiry of the date by which the same may be exercised by Orbital. If Orbital exercises the Liquidation Call Right, on the Liquidation Date Orbital will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Liquidation Call Purchase Price.

      (c) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Liquidation Call Right, Orbital shall deposit with the Transfer Agent, on or before the Liquidation Date, certificates representing the aggregate number of Orbital Common Shares deliverable by Orbital (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any Liens) in payment of the total Liquidation Call Purchase Price (or the portion thereof payable in Orbital Common Shares, as the case may be) and a cheque or cheques in the amount of the remaining portion, if any, of the total Liquidation Call Purchase Price (or, if any part of the Liquidation Call Purchase Price consists of dividends payable in property, such property or property that is the same as or economically equivalent to such property). Provided that such total Liquidation Call Purchase Price has been so deposited with the Transfer Agent, on and after the Liquidation Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Liquidation Call Purchase Price payable by Orbital upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the Orbital Common Shares delivered to it. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the CBCA and the articles and by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Orbital shall deliver to such holder, certificates representing the Orbital Common Shares to which the holder is entitled and a cheque or cheques of Orbital payable at par and in Canadian dollars at any branch of the bankers of Orbital or of the Corporation in Canada in payment of the remaining portion, if any, of the total Liquidation Call Purchase Price (or, if any part of the Liquidation Call Purchase Price consists of dividends payable in property, such property or property that is the same as or economically equivalent to such property). If Orbital does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the Liquidation Amount otherwise payable by the Corporation in connection with the liquidation, dissolution or winding-up of the Corporation pursuant to sections 4.1 to 4.3 of the Exchangeable Share Provisions.

5.3  Orbital Redemption Call Right

       (a) Orbital shall have the overriding right (the "Redemption Call Right"), notwithstanding the proposed redemption of the Exchangeable Shares by the Corporation on the Automatic Redemption Date, to purchase from all but not less than all of the holders (other than Orbital or its Affiliates) of Exchangeable Shares on the Automatic Redemption Date all but not less than all of the Exchangeable Shares held by each such holder on payment by Orbital to the holder of an amount per share equal to (a) the Current Market Price multiplied by the Current Orbital Common Share Equivalent, in each case determined on the Automatic Redemption Date, which shall be satisfied in full in respect of all of the Exchangeable Shares held by such holder by causing to be delivered to such holder such number of Orbital Common Shares as is equal to the product obtained by multiplying the number of such Exchangeable Shares by the Current Orbital Common Share Equivalent (together with an amount in lieu of any fractional Orbital Common Share resulting from such calculation payable in accordance with section 5.5), plus (b) the aggregate of all dividends declared and unpaid on such Exchangeable Share (collectively the "Redemption Call Purchase Price"). In the event of the exercise of the Redemption Call Right by Orbital, each holder shall be obligated to sell to Orbital, and Orbital shall be obligated to purchase, all the Exchangeable Shares held by the holder on the Automatic Redemption Date on payment by Orbital to the holder of the Redemption Call Purchase Price for each such share.

      (b) To exercise the Redemption Call Right, Orbital must notify the Transfer Agent, as agent for the holders of the Exchangeable Shares, and the Corporation of Orbital's intention to exercise such right at least 75 days before the Automatic Redemption Date. The Transfer Agent will notify the holders of the Exchangeable Shares as to whether or not Orbital has exercised the Redemption Call Right forthwith after the date by which the same may be exercised by Orbital. If Orbital exercises the Redemption Call Right, on the Automatic Redemption Date Orbital will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Redemption Call Purchase Price.

      (c) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Redemption Call Right, Orbital shall deposit with the Transfer Agent, on or before the Automatic Redemption Date, certificates representing the aggregate number of Orbital Common Shares deliverable by Orbital (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any Liens) in payment of the total Redemption Call Purchase Price (or the portion thereof payable in Orbital Common Shares, as the case may
be) and a cheque or cheques in the amount of the remaining portion, if any, of the total Redemption Call Purchase Price (or, if part of the Redemption Call Purchase Price consists of dividends payable in property, such property or property the same as or economically equivalent to such property). Provided that such total Redemption Call Purchase Price has been so deposited with the Transfer Agent, on and after the Automatic Redemption
Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Redemption Call Purchase Price payable by Orbital upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Automatic Redemption Date be considered and deemed for all purposes to be the holder of the Orbital Common Shares delivered to such holder. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the CBCA and the articles and by-laws  of  the  Corporation and such additional  documents  and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Orbital shall deliver to such holder, certificates representing the Orbital Common Shares to which the holder is entitled and a cheque or cheques of Orbital payable at par and in Canadian dollars at any branch of the bankers of Orbital or of the Corporation in Canada in payment of the remaining portion, if any, of the total Redemption Call Purchase Price (or, if part of the Redemption Call Purchase Price consists of dividends payable in property, such property or property the same as or economically equivalent to such property). If Orbital does not exercise the Redemption Call Right in the manner described above, on the Automatic Redemption Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the redemption price otherwise payable by the Corporation in connection with the redemption of the Exchangeable Shares pursuant to sections 6.1 and 6.2 of the Exchangeable Share Provisions.

5.4  Consideration for Call Rights of Orbital

           The Retraction Call Right, the Liquidation Call Right and the Redemption Call Right are granted to Orbital by the holders of Exchangeable Shares in consideration of the grant by Orbital of the Voting Rights, Automatic Exchange Rights and Exchange Right (as such terms are respectively defined in the Voting and Exchange Trust Agreement) to the Trustee (as defined in the Exchangeable Share Provisions) for the benefit of the holders of Exchangeable Shares.

5.5  Fractional Orbital Common Shares

            No certificates or scrip representing fractional Orbital Common Shares shall be delivered to holders of Exchangeable Shares pursuant to the provisions hereof. In lieu of any such fractional security, each person entitled to a fractional interest in an Orbital Common Share will receive an amount of cash (rounded to the nearest whole cent), without interest, equal to the Canadian Dollar Equivalent as of the fourth Business Day prior to the relevant date of delivery of certificates representing Orbital Common Shares (the "Fractional Share Calculation Date") of the product of (i) such fraction, multiplied by (ii) the closing sale price of Orbital Common Shares as reported on NASDAQ on the Fractional Share Calculation Date.

5.6  Economic Equivalence

           The Board of Directors shall determine, in good faith and in its sole discretion (with the assistance of such reputable and qualified independent financial advisors and/or other experts as the Board of Directors may require) economic equivalence for the purposes of any provision herein that requires such a determination and each such determination shall be conclusive and binding on Orbital and the holders of Exchangeable Shares, where applicable.

5.7  Capital Reorganization of Orbital

           If  at  any time there is a capital reorganization  of
Orbital that is not provided for in subsection 1.1(o) or a consolidation, merger, arrangement or amalgamation (statutory or otherwise) of Orbital with or into another entity (any such event being called a "Capital Reorganization"), any holder of Exchangeable Shares whose Exchangeable Shares have not been exchanged for Orbital Common Shares in accordance with the provisions hereof prior to the record date for such Capital Reorganization shall be entitled to receive and shall accept, upon any such exchange occurring pursuant to the provisions hereof at any time after the record date for such Capital Reorganization, in lieu of the Orbital Common Shares that he would otherwise have been entitled to receive pursuant to the provisions hereof, the number of shares or other securities of
Orbital or of the body corporate resulting, surviving or continuing from the Capital Reorganization, or other property, that such holder would have been entitled to receive as a result of such Capital Reorganization if, on the record date, he had been the registered holder of the number of Orbital Common Shares to which he was then entitled upon any exchange of his Exchangeable Shares into Orbital Common Shares in accordance with the provisions hereof, subject to adjustment thereafter in the same manner, as nearly as may be possible, as is provided for in subsection 1.1(o); provided that no such Capital Reorganization shall be carried into effect unless all necessary steps shall have been taken so that each holder of Exchangeable Shares shall thereafter be entitled to receive, upon any exchange of his Exchangeable Shares pursuant to the provisions hereof, such number of shares or other securities of Orbital or of the body corporate resulting, surviving or continuing from the Capital Reorganization, or other property.

5.8  Other Change in Orbital Common Shares

          In the case of any reclassification of, or other change in, the outstanding Orbital Common Shares other than a Common Share Reorganization or a Capital Reorganization, such changes shall be made in the rights attaching to the Exchangeable Shares, without any action on the part of the Corporation or the holders of the Exchangeable Shares to the extent permitted by applicable law, effective immediately following the record date for such reclassification or other change, to the extent necessary to ensure that holders of Exchangeable Shares shall be entitled to receive, upon the occurrence at any time after such record date of any event whereby they would receive Orbital Common Shares pursuant to the provisions hereof, such shares, securities or rights as they would have received if their Exchangeable Shares had been exchanged for Orbital Common Shares pursuant to the provisions hereof immediately prior to such record date, subject to adjustment thereafter in the same manner, as nearly as may be possible, as is provided for in subsection 1.1(o).


                           ARTICLE 6

                           AMENDMENT

6.1  Plan of Arrangement Amendment

      (a) By instrument in writing the Corporation and MDA may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time provided that any such amendment, modification, or supplement must be (i) agreed to by Orbital,
(ii) filed with the Court and, if made following the Meeting, approved by the Court and (iii) communicated to holders of MDA Common Shares and Options in the manner required by the Court (if so required).

      (b) Notwithstanding subsection 6.1(a), by instrument in writing the Corporation and MDA may modify this Plan up to, but not after, the termination of the Meeting to add as Qualifying Holdcos any corporations that, in the sole judgment of the Corporation, meet the requirements of Section 2.1.2 of the Combination Agreement, such modification to be evidenced by adding the name of each such Qualifying Holdco to Appendix B hereto.

      (c) Any amendment, modification or supplement to this Plan of Arrangement that is approved by the Court following the Meeting shall be effective only if (i) it is consented to by each of the Corporation, MDA and Orbital and (ii) it is consented to by the holders of the MDA Common Shares, the holders of the MDA 1988 Options and the holders of the shares of any Qualifying Holdcos, in each case to the extent so required by the Court.





               APPENDIX A TO PLAN OF ARRANGEMENT


        PROVISIONS ATTACHING TO THE EXCHANGEABLE SHARES

            The  Exchangeable  Shares  in  the  capital  of   the
Corporation   shall   have  the  following  rights,   privileges,
restrictions and conditions.


                           ARTICLE 1

                         INTERPRETATION

1.1       For the purposes of these share provisions:

          (a) "Affiliate" of any person means any other person directly or indirectly controlling, controlled by, or under common control with, that person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any person, means the possession by another person, directly or indirectly, of the power to direct or cause the direction of the management and policies of that first mentioned person, whether through the ownership of voting securities, by contract or otherwise.

          (b) "Automatic Redemption Date" means November , 2000, unless such date shall be accelerated at any time to a specified earlier date by the Board of Directors upon at least 75 days prior written notice to the registered holders of Exchangeable Shares, in which case the Automatic Redemption Date shall be such earlier date; provided, however, that the Board of Directors may so accelerate the Automatic Redemption Date only at such time as there are outstanding fewer than 400,000 Exchangeable Shares held by holders other than Orbital and its Affiliates.

          (c) "Board of Directors" means the board of directors of the Corporation.

          (d)   "Business  Day"  means  any  day  other  than   a
          Saturday, a Sunday or a day when banks are not open for business in one or both of the Commonwealth of Virginia and Vancouver, British Columbia.

          (e) "Canadian Dollar Equivalent" means in respect of an amount expressed in a foreign currency (the "Foreign Currency Amount") at any date the product obtained by multiplying (a) the Foreign Currency Amount by (b) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose.

          (f) "Capital Reorganization" has the meaning ascribed thereto in section 9.2 of these share provisions.

          (g) "CBCA" means the Canada Business Corporations Act, as amended from time to time.

          (h)   "Corporation" means MacDonald Dettwiler  Holdings
          Inc.  (formerly  known  as  3173623  Canada  Inc.),   a
          corporation incorporated under the CBCA.

          (i) "Current Market Price" means, in respect of an Orbital Common Share on any date, the Canadian Dollar Equivalent of the closing sale price of Orbital Common Shares on such day (or, if no trades of Orbital Common Shares occurred on such day, on the last trading day prior thereto on which such trades occurred) reported on NASDAQ, or, if the Orbital Common Shares are not then quoted on NASDAQ, on such other stock exchange or automated quotation system on which the Orbital Common Shares are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of Orbital Common Shares during such period does not create a market that reflects the fair market value of an Orbital Common Share, then the Current Market Price of an Orbital Common Share shall be determined by the Board of Directors based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding.

          (j) "Current Orbital Common Share Equivalent" means, on any date, the equivalent as at such date of one Orbital Common Share as at the Effective Date, expressed to four decimal places, determined by applying on a cumulative basis the following adjustments, to the extent applicable by reason of any transactions occurring in respect of Orbital Common Shares between the Effective Date and such date, the Current Orbital Common Share Equivalent as at the Effective Date being 1.0000:

                           (i)         if   Orbital   shall   (A)
               subdivide, redivide or change its then outstanding Orbital Common Shares into a greater number of
               Orbital Common Shares, unless the Corporation is permitted under applicable law without a vote of its shareholders to make, and shall simultaneously make, the same or an economically equivalent change to the rights of the holders of Exchangeable Shares, (B) reduce, combine, consolidate or change its then outstanding Orbital Common Shares into a lesser number of Orbital Common Shares, unless the Corporation is permitted under applicable law without a vote of its shareholders to make, and shall simultaneously make, the same or an economically equivalent change to the rights of the holders of Exchangeable Shares, or (C) issue Orbital Common Shares (or securities exchangeable or convertible into Orbital Common Shares) to the holders of all or substantially all of its then outstanding Orbital Common Shares by way of stock dividend or other distribution (other than to holders of Orbital Common Shares who exercise an option to receive stock dividends in lieu of receiving cash dividends), unless the Corporation is permitted under applicable law without a vote of its shareholders to issue or distribute, and shall simultaneously issue and distribute, equivalent numbers of Orbital Common Shares or other securities (adjusted if necessary in accordance with the Current Orbital Common Share Equivalent), or the economic equivalent on a per share basis, to the holders of the Exchangeable Shares (any of such events being herein called an "Orbital Common Share Reorganization"), the Current Orbital Common Share Equivalent shall be adjusted effective immediately after the record date at which the holders of Orbital Common Shares are determined for the purpose of the Orbital Common Share Reorganization by multiplying the Current Orbital Common Share Equivalent in effect on such record date by the quotient obtained when:

                                          (I)    the  number   of
                    Orbital Common Shares outstanding after the completion of such Orbital Common Share Reorganization (but before giving effect to the issue of any Orbital Common Shares issued after such record date otherwise than as part of such Orbital Common Share Reorganization) including, in the case where securities exchangeable or convertible into Orbital Common Shares are distributed, the number of Orbital Common Shares that would have been outstanding had such securities been exchanged for or converted into Orbital Common Shares on such record date, is divided by

                                          (II)   the  number   of
                    Orbital Common Shares outstanding on such record date before giving effect to the Orbital Common Share Reorganization;

                          (ii)       if at any time Orbital shall
               fix  a  record  date for the issuance  of  rights,
               options or warrants to the holders of all or substantially all of the Orbital Common Shares entitling them to subscribe for or to purchase Orbital Common Shares (or securities of Orbital convertible into Orbital Common Shares) at a price per Orbital Common Share (or having a conversion price per Orbital Common Share) of less than the Pre-Dilution Market Price on such record date, unless the Corporation is permitted under applicable law without a vote of its shareholders to issue, and shall simultaneously issue, equivalent numbers of such rights, options or warrants, adjusted if necessary in accordance with the Current Orbital Common Share Equivalent at such record date, or the economic equivalent thereof on a per share basis, to the holders of Exchangeable Shares (any such event being herein referred to as a "Rights Offering"), then the Current Orbital Common Share Equivalent then in effect shall be adjusted immediately after such record date by multiplying the Current Orbital Common Share Equivalent in effect on such record date by the quotient obtained when:

                                          (A)   the  sum  of  the
                    number of Orbital Common Shares outstanding on such record date and the number of additional Orbital Common Shares offered for subscription or purchase under the Rights Offering (or the number of Orbital Common Shares into which the securities so offered are convertible)

          is divided by

                                          (B)   the  sum  of  the
                    number of Orbital Common Shares outstanding on such record date and the number determined by dividing the aggregate price of the total number of additional Orbital Common Shares offered for subscription or purchase under the Rights Offering (or the aggregate conversion price of the convertible securities so offered) by the Pre-Dilution Market Price on such record date.

                                   Any Orbital Common Share owned
               by  or  held for the account of Orbital  shall  be
               deemed not to be outstanding for the purpose of any such computation. If such rights, options or warrants are not so issued or if, at the date of expiry of the rights, options or warrants subject to the Rights Offering, less than all the rights, options or warrants have been exercised, then the Current Orbital Common Share Equivalent shall be readjusted effective immediately after the date of expiry to the Current Orbital Common Share Equivalent which would have been in effect if such record date had not been fixed or to the Current Orbital Common Share Equivalent which would then be in effect on the date of expiry if the only rights, options or warrants issued had been those that were exercised, as the case may be;

                          (iii)     if Orbital shall fix a record
               date for the making of a distribution (including a distribution by way of stock dividend) to the holders of all or substantially all its outstanding Orbital Common Shares of

                                        (A)  shares of Orbital of
                    any  class  other than Orbital Common  Shares
                    (or  shares  convertible into Orbital  Common
                    Shares referred to in (i) (C) above),

                                         (B)  rights, options  or
                    warrants (excluding a Rights Offering),

                                         (C)   evidences  of  its
                    indebtedness      (excluding     indebtedness
                    convertible   into  Orbital   Common   Shares
                    referred to in (i) (C) above) or

                                         (D)   any  other  assets
                    (other than any of the distributions referred to in (A), (B) or (C), dividends paid in the ordinary course or an Orbital Common Share Reorganization)

                                     unless  the  Corporation  is
               permitted under applicable law without a vote of its shareholders to distribute, and shall simultaneously distribute, the same number of shares, rights, options or warrants, evidences of indebtedness or other assets, as the case may be, adjusted if necessary in accordance with the Current Orbital Common Share Equivalent as at such record date, or the economic equivalent thereof on a per share basis, to the holders of Exchangeable Shares (any such event being herein referred to as a "Special Distribution") then, in each such case, the Current Orbital Common Share Equivalent shall be adjusted effective immediately after the record date at which the holders of Orbital Common Shares are determined for the purposes of the Special Distribution by multiplying the Current Orbital Common Share Equivalent in effect on such record date by the quotient obtained when:

                                        (I)  the product obtained
                    when the number of Orbital Common Shares outstanding on the record date is multiplied by the Pre-Dilution Market Price on such date,

             is divided by

                                          (II)   the   difference
                    obtained when the amount by which the aggregate fair market value (as determined by the Board of Directors, which determination shall be conclusive) of the shares, rights, options, warrants, evidences of indebtedness or assets, as the case may be, distributed in the Special Distribution exceeds the fair market value (as determined by the Board of Directors, which determination shall be conclusive) of the consideration, if any, received therefor by Orbital, is subtracted from the product obtained when the number of Orbital Common Shares outstanding on the record date is multiplied by the Pre-Dilution Market Price on such date, provided that no such adjustment shall be made if the result of such adjustment would be to decrease the Current Orbital Common Share Equivalent in effect immediately before such record date. Any Orbital Common Share owned by or held for the account of Orbital shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that such distribution is not so made, the Current Orbital Common Share Equivalent shall be readjusted effective immediately to the Current Orbital Common Share Equivalent which would then be in effect based upon such shares or rights, options or
          warrants   or  evidences  of  indebtedness  or   assets
          actually distributed.

          (k) "Effective Date" has the meaning ascribed thereto in the Plan of Arrangement.

          (l)    "Exchangeable  Shares"  mean  the   Exchangeable
          Non-Voting Shares of the Corporation having the rights,
          privileges,  restrictions  and  conditions  set   forth
          herein.

          (m) "Lien" has the meaning ascribed thereto in the Plan of Arrangement.

          (n) "Liquidation Amount" has the meaning ascribed thereto in section 4.1 of these share provisions.

          (o) "Liquidation Call Right" has the meaning ascribed thereto in section 5.2 of the Plan of Arrangement.

          (p)  "NASDAQ" means the NASDAQ National Market System;

          (q) "Liquidation Date" has the meaning ascribed thereto in section 4.1 of these share provisions.

          (r) "Orbital" means Orbital Sciences Corporation, a corporation organized and existing under the laws of the State of Delaware, and any successor corporation.

          (s)   "Orbital  Call Notice" has the  meaning  ascribed
          thereto   in   subsection  5.1(b)  of   the   Plan   of
          Arrangement.

          (t) "Orbital Common Share Reorganization" has the meaning ascribed thereto in subsection 1.1(j) of these share provisions.

          (u) "Orbital Common Shares" mean the shares of common stock of Orbital, with a par value of U.S.$.01 per share and having one vote per share, and any other securities into which such shares may be changed.

          (v) "Orbital Dividend Declaration Date" means the date on which the Board of Directors of Orbital declares any dividend on the Orbital Common Shares.

          (w) "Orbital Special Share" means the one share of Special Voting Preferred Stock of Orbital with a par value of U.S.$.01 and having voting rights at meetings of holders of Orbital Common Shares equal to the number of Exchangeable Shares outstanding from time to time (other than Exchangeable Shares held by Orbital and its Affiliates) to be issued to, and voted by, the Trustee pursuant to the Voting Trust and Exchange Agreement.

          (x)    "Plan   of  Arrangement"  means  the   plan   of
          arrangement   relating  to  the  arrangement   of   the
          Corporation under section 192 of the CBCA, to which plan these share provisions are attached.

          (y) "Pre-Dilution Market Price" means, in respect of an Orbital Common Share on any date, the Canadian Dollar Equivalent of the average of the closing sale prices as reported on NASDAQ of such shares during a period of 20 consecutive trading days ending on the fourth trading day prior to such date, or, if the Orbital Common Shares are not then quoted on NASDAQ, on such other stock exchange or automated quotation system on which the Orbital Common Shares are listed or quoted as may be selected by the Board of Directors for such purpose; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of Orbital Common Shares during such period does not create a market that reflects the fair market value of an Orbital Common Share, then the Pre-Dilution Market Price of an Orbital Common Share shall be determined by the Board of Directors based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding;

          (z) "Redemption Call Right" has the meaning ascribed thereto in section 5.3 of the Plan of Arrangement.

          (aa) "Redemption Price" has the meaning ascribed thereto in section 6.1 of these share provisions.

          (bb) "Retracted Shares" has the meaning ascribed thereto in section 5.1 of these share provisions.

          (cc) "Retraction Call Right" has the meaning ascribed thereto in section 5.1 of the Plan of Arrangement.

          (dd) "Retraction Date" has the meaning ascribed thereto in section 5.2 of these share provisions.

          (ee) "Retraction Price" has the meaning ascribed thereto in section 5.1 of these share provisions.

          (ff) "Retraction Request" has the meaning ascribed thereto in section 5.1 of these share provisions.

          (gg) "Rights Offering" has the meaning ascribed thereto in subsection 1.1(j) of these share provisions.

          (hh) "Special Distribution" has the meaning ascribed thereto in subsection 1.1(j) of these share provisions.

          (ii) "Support Agreement" means the Support Agreement between Orbital and the Corporation, made as of the Effective Date.

          (jj)  "Transfer Agent" means Montreal Trust Company  of
          Canada or such other person as may from time to time be the registrar and transfer agent for the Exchangeable
          Shares.

          (kk)  "Trustee"  means  State  Street  Bank  and  Trust
          Company, and any successor trustee appointed under the Voting and Exchange Trust Agreement.

          (ll)  "Voting and Exchange Trust Agreement"  means  the
          Voting   and  Exchange  Trust  Agreement  between   the
          Corporation, Orbital and the Trustee, made as of the Effective Date.

1.2 All amounts required to be paid, deposited or delivered hereunder shall be paid, deposited or delivered after deduction of any amount required by applicable law to be deducted or withheld on account of tax and the deduction of such amounts and remittance to the applicable tax authorities shall, to the extent thereof, satisfy such requirement to pay, deposit or deliver hereunder.


                           ARTICLE 2

                 RANKING OF EXCHANGEABLE SHARES

2.1 The Exchangeable Shares shall rank senior to the Class B Preferred Shares and the Common Shares and any other shares ranking junior to the Exchangeable Shares, with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs.


                           ARTICLE 3

                           DIVIDENDS

3.1 A holder of an Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable law, declare a dividend on each Exchangeable Share (a) in the case of a cash dividend declared on the Orbital Common Shares, in an amount in cash for each Exchangeable Share equal to the Canadian Dollar Equivalent on the Orbital Dividend Declaration
Date of the cash dividend declared on such number of Orbital Common Shares as is equal to the Current Orbital Common Share Equivalent on the Orbital Dividend Declaration Date or (b) in the case of a stock dividend declared on the Orbital Common Shares to be paid in Orbital Common Shares, in such whole number of Exchangeable Shares for the Exchangeable Shares held by each holder as is equal to the number of Orbital Common Shares to be paid as a dividend per Orbital Common Shares (if such calculation results in a fraction of an Exchangeable Share, the holder shall receive in lieu of such fraction an amount in cash equal to the product obtained by multiplying the amount that would be payable in respect of an equal fraction of an Orbital Common Share as at the Orbital Dividend Declaration Date, calculated in accordance with section 9.4, by the Current Orbital Common Share Equivalent as at such date) or (c) in the case of a dividend declared on the Orbital Common Shares to be paid in property other than cash or Orbital Common Shares (including without limitation other securities of Orbital), in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent (as determined by the Board of Directors in accordance with section 9.1) to the type and amount of property to be paid as a dividend on such number of Orbital Common Shares as is equal to the Current Orbital Common Share Equivalent on the Orbital Dividend Declaration Date. Such dividends shall be paid out of money, assets or property of the Corporation properly applicable to the payment of dividends, or out of authorized but unissued Exchangeable Shares.

3.2 Cheques of the Corporation payable at par at any branch of the bankers of the Corporation shall be issued in respect of any cash dividends contemplated by subsection 3.1(a) hereof or in respect of any cash amount payable in lieu of a fractional Exchangeable Share in connection with any stock dividends contemplated by subsection 3.1(b) hereof and the sending of such a cheque to each holder of an Exchangeable Share shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the registered holder of Exchangeable Shares shall be issued or transferred in respect of any stock dividends contemplated by subsection 3.1(b) hereof and the sending of such a certificate to each holder of an Exchangeable Share shall satisfy the stock dividend represented thereby. Such other type and amount of property in respect of any dividends contemplated by subsection 3.1(c) hereof shall be issued, distributed or transferred by the Corporation in such manner as it shall determine and the issuance, distribution or transfer thereof by the Corporation to each holder of an Exchangeable Share shall satisfy the dividend represented thereby. No holder of an
Exchangeable Share shall be entitled to recover by action or other legal process against the Corporation any dividend that is represented by a cheque that has not been duly presented to the Corporation's bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which such dividend was payable.

3.3 The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Exchangeable Shares under section 3.1 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the Orbital Common Shares.

3.4 If on any payment date for any dividends declared on the Exchangeable Shares under section 3.1 hereof the dividends are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends that remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient moneys, assets or property properly applicable to the payment of such dividends.

3.5 So long as any of the Exchangeable Shares are outstanding, the Corporation shall not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in section 8.2 of these share provisions:

          (a) pay any dividends on the Class B Preferred Shares or the Common Shares, or any other shares ranking junior to the Exchangeable Shares, other than stock dividends payable in Common Shares or any such other shares ranking junior to the Exchangeable Shares, as the case may be;

          (b)    redeem   or   purchase  or  make   any   capital
          distribution in respect of Class B Preferred Shares or Common Shares or any other shares ranking junior to the Exchangeable Shares;

          (c)   redeem  or  purchase  any  other  shares  of  the
          Corporation   ranking  equally  with  the  Exchangeable
          Shares with respect to the payment of dividends or on any liquidation distribution;

          (d) issue any Exchangeable Shares other than (i) by way of stock dividends to the holders of such Exchangeable Shares, (ii) otherwise pro rata to holders of Exchangeable Shares, (iii) as contemplated by the Support Agreement or (iv) pursuant to any agreements or rights in existence at the Effective Date; or

          (e) issue any other shares of the Corporation ranking equally with or senior to the Exchangeable Shares;

provided that the restrictions in subsections 3.5(a), 3.5(b) and 3.5(c) shall not apply if all dividends on the outstanding Exchangeable Shares corresponding to dividends declared to date on the Orbital Common Shares shall have been declared on the Exchangeable Shares and paid in full.


                           ARTICLE 4

                  DISTRIBUTION ON LIQUIDATION

4.1 In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, a holder of Exchangeable Shares shall be entitled, subject to applicable law, to receive from the assets of the Corporation in respect of each Exchangeable Share held by such holder on the effective date (the "Liquidation Date") of such liquidation, dissolution or winding-up, before any distribution of any part of the assets of the Corporation among the holders of the Class B Preferred Shares, the Common Shares or any other shares ranking junior to the Exchangeable Shares, an amount per share equal to (a) the Current Market Price multiplied by the Current Orbital Common Share Equivalent, in each case determined on the Liquidation Date, which shall be satisfied in full in respect of all of the Exchangeable Shares held by such holder by the Corporation causing to be delivered to such holder such whole number of Orbital Common Shares as is equal to the product obtained by multiplying the number of such Exchangeable Shares by the Current Orbital Common Share Equivalent (together with an amount in lieu of any fractional Orbital Common Share resulting from such calculation payable in accordance with section 9.4), plus (b) the aggregate of all declared and unpaid dividends on each such Exchangeable Share up to the Liquidation Date (collectively the "Liquidation Amount").

4.2 On or promptly after the Liquidation Date, and subject to the exercise by Orbital of the Liquidation Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares the Liquidation Amount for each such
Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the CBCA and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of the Exchangeable Shares. Payment of the total Liquidation Amount for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or by holding for pick-up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Exchangeable Shares, on behalf of the Corporation of certificates representing the Orbital Common Shares to be delivered in payment thereof (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any Liens) and a cheque of the Corporation payable at par at any branch of the bankers of the Corporation in respect of any fractional Orbital Common Share and all declared and unpaid dividends comprising part of the total Liquidation Amount (or, if any of such dividends were payable in property, such property or property that is the same as or economically equivalent to such property). On and after the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive the total Liquidation Amount in respect of their
Exchangeable Shares, unless payment of the total Liquidation Amount for such Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount has been paid in the manner hereinbefore provided. The
Corporation  shall have the right at any time  on  or  after  the
Liquidation Date to deposit or cause to be deposited the total Liquidation Amount in respect of the Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account with any chartered bank or trust company in Canada. Upon such deposit being made, the rights of the holders of Exchangeable Shares after such deposit shall be limited to receiving the total Liquidation Amount (without interest) for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Liquidation Amount, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be the holders of the Orbital Common Shares delivered to them.

4.3 After the Corporation has satisfied its obligations to pay the holders of the Exchangeable Shares the Liquidation Amount per Exchangeable Share pursuant to section 4.1 of these share provisions, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.


                           ARTICLE 5

          RETRACTION OF EXCHANGEABLE SHARES BY HOLDER

5.1 A holder of Exchangeable Shares shall be entitled at any time, subject to the exercise by Orbital of the Retraction Call Right and otherwise upon compliance with the provisions of this Article 5, to require the Corporation to redeem any or all of the Exchangeable Shares registered in the name of such holder (the "Retracted Shares") for an amount for each Retracted Share equal to (a) the Current Market Price multiplied by the Current Orbital Common Share Equivalent, in each case determined on the Retraction Date, which shall be satisfied in full in respect of the Retracted Shares by the Corporation causing to be delivered to such holder such whole number of Orbital Common Shares as is equal to the product obtained by multiplying the number of Retracted Shares by the Current Orbital Common Share Equivalent (together with an amount in lieu of any fractional Orbital Common Share resulting from such calculation payable in accordance with section 9.4), plus (b) the aggregate of all dividends declared and unpaid on each Retracted Share up to the Retraction Date (collectively the "Retraction Price", provided that if the record date for any such declared and unpaid dividend occurs on or after the Retraction Date the Retraction Price shall not include such declared and unpaid dividends). To effect such redemption, the holder shall present and surrender at any office of the Transfer Agent listed on Schedule A hereto the certificate or certificates representing the Exchangeable Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the CBCA and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, and together with a duly executed statement (the "Retraction Request") in the form of Schedule A hereto or in such other form as may be acceptable to the Transfer Agent:

          (a) specifying that the holder desires to have the Retracted Shares represented by such certificate or certificates redeemed by the Corporation; and

          (b) acknowledging the Retraction Call Right of Orbital to purchase all but not less than all the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be an irrevocable offer by the holder to sell the Retracted Shares to Orbital in accordance with the Retraction Call Right.

5.2 Subject to the exercise by Orbital of the Retraction Call Right, upon receipt by the Transfer Agent in the manner specified in section 5.1 hereof of a certificate or certificates representing the number of Exchangeable Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required pursuant to section 5.1 and a Retraction Request, the Corporation shall redeem the Retracted Shares effective at the close of business on the sixth Business Day after the Retraction Request is received (the "Retraction Date") and shall cause to be delivered to such holder the total Retraction Price with respect to such shares.
If only a part of the Exchangeable Shares represented by any certificate are redeemed (or purchased by Orbital pursuant to the Retraction Call Right), a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

5.3 Upon receipt by the Transfer Agent of a Retraction Request, the Transfer Agent shall forthwith notify Orbital thereof. In order to exercise the Retraction Call Right, Orbital must deliver an Orbital Call Notice to the Transfer Agent prior to the expiry of the third Business Day after the receipt by the Transfer Agent of the Retraction Request. If Orbital does not so notify the Transfer Agent, the Transfer Agent will notify the holder as soon as possible thereafter that Orbital will not exercise the Retraction Call Right. If Orbital delivers the
Orbital Call Notice before the end of such three Business Day period, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to Orbital in accordance with the Retraction Call Right. In such event, the Corporation shall not redeem the Retracted Shares and Orbital shall purchase from such holder and such holder shall sell to Orbital on the Retraction Date the Retracted Shares pursuant to the Retraction Call Right.

5.4 If a Retraction Request is received by the Transfer Agent pursuant to section 5.1 and Orbital has not exercised the Retraction Call Right, the Corporation shall cause the Transfer Agent to deliver to the holder of the Retracted Shares, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick-up by the holder at the office of the Transfer Agent to which the Retraction Request was delivered, certificates representing the Orbital Common Shares to be delivered to the holder in payment of the total Retraction Price for the Retracted Shares (or the portion thereof payable in Orbital Common Shares, as the case may be) (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any Liens) registered in the name of the holder or in such other name as the holder may request and a cheque of the Corporation payable at par at any branch of the bankers of the Corporation in payment of the remaining portion, if any, of the total Retraction Price (or, if any part of the Retraction Price consists of dividends payable in property, such property or property that is the same as or economically equivalent to such property), and such delivery of such certificates and cheque (and property, if any) on behalf of the Corporation by the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price, to the extent that the same is represented by such share certificates and cheque (and property, if any), unless such cheque is not paid on due presentation.

5.5 On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total Retraction Price, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Price shall not be made, in which case the rights of such holder shall remain unaffected until the total Retraction Price has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the total Retraction Price has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Corporation shall thereafter be considered and deemed for all purposes to be a holder of the Orbital Common Shares delivered to it.

5.6 Notwithstanding any other provision of this Article 5, the Corporation shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law. If the Corporation believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that Orbital shall not have exercised the Retraction Call Right with respect to the Retracted Shares, the Corporation shall be obligated to redeem Retracted Shares specified by a holder in a Retraction Request only to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions on a pro rata basis and shall notify the holder at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation and the Corporation shall issue to each holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation pursuant to section 5.2 hereof.
The holder of any such Retracted Shares not redeemed by the Corporation pursuant to section 5.2 of these share provisions as a result of solvency requirements of applicable law shall be deemed by giving the Retraction Request to require Orbital to purchase such Retracted Shares from such holder pursuant to the Exchange Right (as defined in the Voting and Exchange Trust Agreement).


                           ARTICLE 6

               REDEMPTION OF EXCHANGEABLE SHARES

6.1 Subject to applicable law and if Orbital does not exercise the Redemption Call Right, the Corporation shall on the Automatic Redemption Date redeem the whole of the then outstanding Exchangeable Shares for an amount per share equal to
(a) the Current Market Price multiplied by the Current Orbital Common Share Equivalent, in each case determined on the Automatic Redemption Date, which shall be satisfied in full in respect of all of the Exchangeable Shares held by each holder of Exchangeable Shares by the Corporation causing to be delivered to such holder such whole number of Orbital Common Shares as is equal to the product obtained by multiplying the number of such Exchangeable Shares by the Current Orbital Common Share Equivalent (together with an amount in lieu of any fractional Orbital Common Share resulting from such calculation payable in accordance with section 9.4), plus (b) the aggregate of all declared and unpaid dividends thereon up to the Automatic Redemption Date (collectively the "Redemption Price").

6.2 On or after the Automatic Redemption Date and subject to the exercise by Orbital of the Redemption Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares the Redemption Price for each such Exchangeable Share upon presentation and surrender at any office of the Transfer Agent of the certificates representing such Exchangeable Shares, together with such other documents and
instruments   as  may  be  required  to  effect  a  transfer   of
Exchangeable Shares under the CBCA and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require. Payment of the total Redemption Price for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in such notice, on behalf of the Corporation of certificates representing the Orbital Common Shares to be delivered to the holder in payment of the Redemption Price (or the portion thereof payable in Orbital Common Shares, as the case may be) (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any Liens) and a cheque of the Corporation payable at par at any branch of the bankers of the Corporation in respect of any fractional Orbital Common Share and all declared and unpaid dividends comprising part of the total Redemption Price (or, if any of such dividends are payable in property, such property). On and after the Automatic Redemption Date, the holders of the Exchangeable Shares called for redemption shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive the total Redemption Price for their Exchangeable Shares, unless payment of the total Redemption Price for such Exchangeable Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Redemption Price has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time to deposit or cause to be deposited the total Redemption Price of the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust company in Canada named in such notice. Upon the later of such deposit being made and the Automatic Redemption Date, the Exchangeable Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Automatic Redemption Date, as the case may be, shall be limited to receiving the total Redemption Price for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Redemption Price, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the Orbital Common Shares delivered to them.


                           ARTICLE 7

                         VOTING RIGHTS

7.1 Except as required by applicable law and the provisions of sections 3.5, 8.1 and 10.2, the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.


                           ARTICLE 8

                     AMENDMENT AND APPROVAL

8.1 The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed but only with the approval of the holders of the Exchangeable Shares given as hereinafter specified.

8.2 Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of holders of Exchangeable Shares duly called and held at which the holders of at least 50% of the outstanding Exchangeable Shares at that time are present or represented by proxy. If at any such meeting the holders of at least 50% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than 10 days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting the holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two thirds of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the Exchangeable Shares.


                           ARTICLE 9

       ECONOMIC EQUIVALENCE; CHANGES RELATING TO ORBITAL

9.1 The Board of Directors shall determine, in good faith and in its sole discretion (with the assistance of such reputable and qualified independent financial advisors and/or other experts as the Board of Directors may require) economic equivalence for the purposes of any provision herein that requires such a determination and each such determination shall be conclusive and binding on Orbital, where applicable.

9.2        If  at  any time there is a capital reorganization  of
Orbital that is not provided for in subsection 1.1(j) or a consolidation, merger, arrangement or amalgamation (statutory or otherwise) of Orbital with or into another entity (any such event being called a "Capital Reorganization"), any holder of Exchangeable Shares whose Exchangeable Shares have not been exchanged for Orbital Common Shares in accordance with the provisions hereof prior to the record date for such Capital Reorganization shall be entitled to receive and shall accept, upon any such exchange occurring pursuant to the provisions hereof at any time after the record date for such Capital Reorganization, in lieu of the Orbital Common Shares that he would otherwise have been entitled to receive pursuant to the provisions hereof, the number of shares or other securities of
Orbital or of the body corporate resulting, surviving or continuing from the Capital Reorganization, or other property, that such holder would have been entitled to receive as a result of such Capital Reorganization if, on the record date, he had been the registered holder of the number of Orbital Common Shares to which he was then entitled upon any exchange of his Exchangeable Shares into Orbital Common Shares in accordance with the provisions hereof, subject to adjustment thereafter in the same manner, as nearly as may be possible, as is provided for in subsection 1.1(j); provided that no such Capital Reorganization shall be carried into effect unless all necessary steps shall have been taken so that each holder of Exchangeable Shares shall thereafter be entitled to receive, upon any exchange of his Exchangeable Shares pursuant to the provisions hereof, such number of shares or other securities of Orbital or of the body corporate resulting, surviving or continuing from the Capital Reorganization, or other property.

9.3 In the case of any reclassification of, or other change in, the outstanding Orbital Common Shares other than a Common Share Reorganization or a Capital Reorganization, such changes shall be made in the rights attaching to the Exchangeable Shares, without any action on the part of the Corporation or the holders of the Exchangeable Shares to the extent permitted by applicable law, effective immediately following the record date for such reclassification or other change, to the extent necessary to ensure that holders of Exchangeable Shares shall be entitled to receive, upon the occurrence at any time after such record date of any event whereby they would receive Orbital Common Shares pursuant to the provisions hereof, such shares, securities or rights as they would have received if their Exchangeable Shares had been exchanged for Orbital Common Shares pursuant to the provisions hereof immediately prior to such record date, subject to adjustment thereafter in the same manner, as nearly as may be possible, as is provided for in subsection 1.1(j).

9.4 No certificates or scrip representing fractional Orbital Common Shares shall be delivered to holders of Exchangeable Shares pursuant to the provisions hereof. In lieu of any such fractional security, each person entitled to a fractional interest in an Orbital Common Share will receive an amount of cash (rounded to the nearest whole cent), without interest, equal to the Canadian Dollar Equivalent as of the fourth Business Day prior to the relevant date of delivery of certificates representing Orbital Common Shares (the "Fractional Share Calculation Date") of the product of (i) such fraction, multiplied by (ii) the closing sale price of Orbital Common Shares as reported on NASDAQ on the Fractional Share Calculation Date.


                           ARTICLE 10

       ACTIONS BY THE CORPORATION UNDER SUPPORT AGREEMENT

10.1 The Corporation will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by Orbital with all provisions of the Support Agreement and the Voting and Exchange Trust Agreement applicable to the Corporation and Orbital, respectively, in accordance with the terms thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Corporation and the holders of Exchangeable Shares all rights and benefits in favour of the Corporation under or pursuant to such agreements.

10.2       The  Corporation  shall  not  propose,  agree  to   or
otherwise  give  effect  to  any  amendment  to,  or  waiver   or
forgiveness of its rights or obligations under, the Support Agreement and the Voting and Exchange Trust Agreement without the approval of the holders of the Exchangeable Shares given in accordance with section 8.2 of these share provisions other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purposes of:

          (a) adding to the covenants of the other party or parties to such agreement for the protection of the Corporation or the holders of Exchangeable Shares; or

          (b) making such provisions or modifications not inconsistent with such agreements as may be necessary or desirable with respect to matters or questions arising thereunder which, in the opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

          (c) making such changes in or corrections to such agreements which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.


                           ARTICLE 11

                             LEGEND

11.1 The certificates evidencing the Exchangeable Shares shall contain or have affixed thereto a legend, in form and on terms approved by the Board of Directors, with respect to the Support Agreement, the provisions of the Plan of Arrangement relating to the Retraction Call Right, the Liquidation Call Right and the Redemption Call Right, and the Voting and Exchange Trust Agreement (including the provisions with respect to the voting rights, exchange right and automatic exchange thereunder).


                           ARTICLE 12

                            NOTICES

12.1 Any notice, request or other communication to be given to the Corporation by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or by delivery to the registered office of the Corporation and addressed to the attention of the President. Any such notice, request or other communication, if given by mail, telecopy or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Corporation.

12.2 Any presentation and surrender by a holder of Exchangeable Shares to the Corporation or the Transfer Agent of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding up of the Corporation or the retraction or redemption of Exchangeable Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of the Corporation or to such office of the Transfer Agent as may be specified by the Corporation, in each case addressed to the attention of the President of the Corporation. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Corporation or the Transfer Agent, as the case may be. Any such presentation and surrender of certificates made by registered mail shall be at the sole risk of the holder mailing the same.

12.3 Any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of the Corporation shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the securities register of the Corporation or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the fifth Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding to be taken by the Corporation pursuant thereto.


      PROVISIONS ATTACHING TO THE CLASS B PREFERRED SHARES

           The Class B Preferred Shares in the capital of the Corporation shall have attached thereto the following rights, privileges, restrictions and conditions:

Dividends

           Subject  to  the prior rights of the  holders  of  the
Exchangeable Shares and any other shares ranking senior to the Class B Preferred Shares with respect to priority in the payment of dividends, the holders of Class B Preferred Shares shall be entitled to receive dividends and the Corporation shall pay dividends thereon, as and when declared by the Board of Directors, in the amount of $0.10 per share per annum payable quarterly on March 31, June 30, September 30 and December 31 in each year (each a "Dividend Payment Date") in arrears. Such dividends shall be cumulative dividends and shall accrue from the date of issue, or from the most recent Dividend Payment Date on which dividends were paid, to and including the date to which the computation of dividends is to be made. A cheque for the amount of the dividend less any required deduction shall be mailed by first class mail to the addresses of the registered holders thereof.

Redemption by the Corporation

           The Corporation may, upon giving notice as hereinafter provided, redeem at any time the whole, but not a part only, of the then outstanding Class B Preferred Shares on payment for each share to be redeemed of a sum of $1.00 together with all accrued unpaid preferential cumulative cash dividends thereon whether or not declared (the "Redemption Amount").

           In the case of redemption of Class B Preferred Shares under the provisions of the foregoing paragraph hereof, the Corporation shall at least 20 days before the date specified for redemption mail to each person who at the date of mailing is a registered holder of Class B Preferred Shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Class B Preferred Shares. Such notice shall be mailed by letter, postage prepaid, addressed to each such shareholder at his address as it appears on the records of the Corporation; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of such redemption. Such notice shall set out the Redemption Amount and the date on which redemption is to take place. On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Class B Preferred Shares to be redeemed the Redemption Amount thereof on presentation and surrender of the certificates representing the Class B Preferred Shares called for redemption at the registered office of the
Corporation, or any other place or places designated in the notice of redemption. On and after the date specified for redemption in any such notice the Class B Preferred Shares called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the Redemption Amount shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the shareholders shall remain unaffected.

           The Corporation shall have the right at any time after the mailing of notice of its intention to redeem any Class B Preferred Shares as aforesaid to deposit the Redemption Amount for the shares so called for redemption or for such of the said shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in a specified chartered bank in Canada, named in such notice of redemption, to be paid without interest to or to the order of the respective holders of such Class B Preferred Shares called for redemption upon presentation and surrender to such bank of the certificates representing the same and upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Class B Preferred Shares in respect whereof such deposit shall have been made shall be deemed to be redeemed and the rights of the holders thereof shall be limited to receiving without interest their proportionate part of the total Redemption Amount so deposited against presentation and surrender of the said certificates held by them respectively. Any interest allowed on any such deposit shall belong to the Corporation. Redemption moneys that are represented by a cheque which has not been presented to the Corporation's bankers for payment or that otherwise remain unclaimed (including moneys held on deposit to a special account as provided for above) for a period of 6 years from the date specified for redemption shall be forfeited to the Corporation.

Redemption at the Option of the Holders of the Class B  Preferred
Shares

           Every registered holder of Class B Preferred Shares may, at his option and in the manner hereinafter provided, require the Corporation to redeem at any time after the fifth anniversary of the Effective Date all, but not part only, of the Class B Preferred Shares held by such holder upon payment for each share to be redeemed of the Redemption Amount.

           In the case of the redemption of Class B Preferred Shares under the provisions of this paragraph, the holder thereof shall surrender the certificate or certificates representing such Class B Preferred Shares at the registered office of the Corporation accompanied by a notice in writing (hereinafter called a "redemption notice") signed by such holder requiring the Corporation to redeem all, but not part only, of the Class B Preferred Shares represented thereby. As soon as is practicable following receipt of a redemption notice, the Corporation shall pay or cause to be paid to or to the order of the registered holder of the Class B Preferred Shares to be redeemed the Redemption Amount thereof.

Dissolution

           In the event of the dissolution, liquidation or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, subject to the prior rights of the holders of the Exchangeable Shares and any other shares ranking senior to the Class B Preferred Shares with respect to priority in the distribution of assets upon dissolution, liquidation or winding-up, the holders of the Class B Preferred Shares shall be entitled to receive an amount equal to the Redemption Amount in respect of the Class B Preferred Shares and any cumulative dividends remaining unpaid, whether or not declared. After payment to the holders of the Class B Preferred Shares of such amounts, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.

Voting Rights

           Except where specifically provided by the Canada Business Corporations Act, the holders of the Class B Preferred Shares shall not be entitled to receive notice of or to attend meetings of the shareholders of the Corporation and shall not be entitled to vote at any meeting of shareholders of the Corporation.


  PROVISIONS ATTACHING TO THE COMMON SHARES OF THE CORPORATION


           The common shares in the capital of the Corporation shall have attached thereto the following rights, privileges, restrictions and conditions:

Dividends

           Subject to the prior rights of the holders of the Exchangeable Shares, the Class B Preferred Shares and any other shares ranking senior to the common shares with respect to priority in the payment of dividends, the holders of common shares shall be entitled to receive dividends and the Corporation shall pay dividends thereon, as and when declared by the Board of Directors out of moneys properly applicable to the payment of dividends, in such amount and in such form as the Board of Directors may from time to time determine and all dividends which the Board of Directors may declare on the common shares shall be declared and paid in equal amounts per share on all common shares at the time outstanding.

Dissolution

           In the event of the dissolution, liquidation or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, subject to the prior rights of the holders of the Exchangeable Shares, the Class B Preferred Shares and any other shares ranking senior to the common shares with respect to priority in the distribution of assets upon dissolution, liquidation or winding-up, the holders of the common shares shall be entitled to receive the remaining property and assets of the Corporation.

Voting Rights

           The holders of the common shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and shall have one vote for each common share held at all meetings of the shareholders of the Corporation, except for meetings at which only holders of another specified class or series of shares of the Corporation are entitled to vote separately as a class or series.
                           SCHEDULE A

                      NOTICE OF RETRACTION


To  MacDonald  Dettwiler  Holdings Inc. (the  "Corporation")  and
Orbital Sciences Corporation ("Orbital")


           This notice is given pursuant to Article 5 of the provisions (the "Share Provisions") attaching to the share(s) represented by this certificate and all capitalized words and expressions used in this notice that are defined in the Share Provisions have the meanings ascribed to such words and expressions in such Share Provisions.

           The undersigned hereby notifies the Corporation that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Corporation redeem in accordance with Article 5 of the Share Provisions:


     all share(s) represented by this certificate; or


     _______________________ share(s) only.


           The undersigned acknowledges the Retraction Call Right of Orbital to purchase all but not less than all the Retracted Shares from the undersigned and that this notice shall be deemed to be an irrevocable offer (subject as hereinafter provided) by the undersigned to sell the Retracted Shares to Orbital in accordance with the Retraction Call Right on the Retraction Date for the Retraction Call Purchase Price and on the other terms and conditions set out in section 5.1 of the Plan of Arrangement. If Orbital determines not to exercise the Retraction Call Right, the Corporation will notify the undersigned of such fact as soon as possible.

           The undersigned acknowledges that if, as a result of solvency provisions of applicable law or otherwise, the Corporation fails to redeem all Retracted Shares, the undersigned will be deemed to have exercised the Exchange Right (as defined in the Voting and Exchange Trust Agreement) so as to require Orbital to purchase the unredeemed Retracted Shares.

           The undersigned hereby represents and warrants to the Corporation and Orbital:

                (i) that the undersigned has good title to, and owns, the share(s) represented by this certificate to be acquired by the Corporation or Orbital, as the case may be, free and clear of all Liens; AND

               (ii) either


                                   the undersigned is a
                    resident of Canada for purposes  of
                    the Income Tax Act (Canada); OR

                                    the undersigned  is
                    not   a  resident  of  Canada   for
                    purposes  of  the  Income  Tax  Act
                    (Canada).



The undersigned hereby acknowledges that, if the undersigned is not a resident of Canada, and has not submitted with this notice a certificate issued by Revenue Canada under section 116 of the Income Tax Act (Canada) in respect of the Retracted Shares, the amount of any securities or cash resulting from the retraction or the purchase of the Retracted Shares will be reduced by the amount of withholdings required under the Income Tax Act (Canada).




____________________  ____________________   ____________________
____                  ______                 ____
       (Date)         (Signature of  Share   (Guarantee of Signat
                      holder)                ure)


     Please check box if the securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder at the principal transfer office of Montreal Trust Company of Canada (the "Transfer Agent") at 510 Burrard Street, Vancouver, British Columbia, V6C 3B9 failing which the securities and any cheque(s) will be mailed to the last address of the shareholder as it appears on the register.

NOTE:      This  panel  must  be completed and this  certificate,
     together with such additional documents as the Transfer Agent may require, must be deposited with the Transfer Agent at its principal transfer office in Vancouver. The securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities and cheque(s) resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed.




________________________________________  ______________________
________                                  _____
Name of Person in Whose Name Securities Date or
Cheque(s) Are To Be Registered, Issued or
Delivered (please print)

________________________________________  ______________________
________                                  _____
Street Address or P.O. Box                Signature            of
                                          Shareholder

________________________________________  ______________________
________                                  _____
City-Province                             Signature    Guaranteed
                                          by

NOTE:     If the notice of retraction is for less than all of the
     share(s) represented by this certificate, a certificate representing the remaining shares of the Corporation will be issued and registered in the name of the shareholder as it appears on the register of the Corporation, unless the Share Transfer Power on the share certificate is duly completed in respect of such shares.